UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2026

Nu-Med Plus, Inc.
(Exact name of registrant as specified in its charter)

Utah	000-54808	45-3672530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Belle Terre Building 2E Port Jefferson, NY	11777
(Address of Principal Executive Offices)	(Zip Code)

(631) 403-4337
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement

On June 29, 2026, Nu-Med Plus, Inc. (the “
Company
”, “
we
” and “
us
”), entered into a Share Exchange Agreement (the “
Exchange Agreement
”) with Avid Gold Ltd, a private limited company formed under the laws of England and Wales (“
Avid Gold
”), and the shareholders of Avid Gold (the “
Avid Gold Shareholders
”).

Pursuant to the Exchange Agreement, the Avid Gold Shareholders agreed to exchange (the “
Exchange
”) 100% of the ownership of Avid Gold in consideration for (a) 4,500,000 shares of the Series A Preferred Stock of the Company (the “
Series A Preferred Stock
”), issuable to the Avid Gold Shareholders pro-rata with their ownership of Avid Gold (the “
Series A Exchange Shares
”, the rights and preferences of are discussed in greater detail below); and (b) the agreement by the Company to repay $100,000 owed by Avid Gold under an outstanding promissory note (the “
Assumed Note
”), which is required to be repaid within 90 days of the closing date of the Exchange.

The closing of the transactions contemplated by the Exchange Agreement is subject to customary conditions to closing as described in greater detail in the Exchange Agreement, and has a required closing date of July 8, 2026, unless extended with the mutual approval of all parties (the “
Required Closing Date
”).

The Exchange Agreement may be terminated prior to the closing date under the following circumstances (a) by mutual written consent of the Company and Avid Gold; (b) by either the Company or Avid Gold if the other party materially breaches the Exchange Agreement and fails to cure such breach within 30 days of written notice (extendable to 45 days for breaches requiring additional time to cure, provided the breaching party diligently pursues the cure), provided that the non-breaching party must elect to terminate within 30 days following expiration of the cure period or will be required to proceed to closing notwithstanding the breach; (c) by either the Company or Avid Gold if closing has not occurred by the Required Closing Date, provided the terminating party’s own breach did not cause the delay and the non-breaching party must ultimately elect either to close despite the delay or to set a termination date no later than 12 months from the date of the Agreement; (d) by Avid Gold (or a majority in interest of the Avid Gold Shareholders) or by the Company, if closing conditions for their respective benefit become incapable of fulfillment and are not waived, provided the terminating party did not cause the failure; or (e) by either the Company’s or Avid Gold’s board of directors (or a majority in interest of the Avid Gold Shareholders), if a court or governmental proceeding seeks to restrain or invalidate the transaction, or if required regulatory approval is denied, unlikely to be obtained, or likely to be granted only on unduly burdensome conditions, in each case based on a good-faith determination by the applicable board following advice of counsel.

The Exchange Agreement requires the Company and Avid Gold to operate in the ordinary course of business through the closing date, except as otherwise contemplated in the Exchange Agreement.

Following the closing of the Exchange (the “
Closing
”), the Company is required to prepare and file with the Securities and Exchange Commission (the “
SEC
”) a proxy statement seeking stockholder approval of specified post-closing matters including (a) a reverse stock split of the Company’s outstanding Company common stock in a ratio of 1-for-27; (b) an increase in the Company’s authorized shares of Company common stock from 90,000,000 to 500,000,000; and (c) either separate from, or together with (a) and (b) above, a redomicile of the Company from Utah to Nevada (collectively, the “
Company Shareholder Approval Matters
”). The Company is required to use commercially reasonable efforts to obtain SEC clearance, respond to SEC comments, and promptly mail the proxy statement to stockholders once cleared. The Company must call and hold a stockholders’ meeting promptly following SEC clearance of the proxy statement, and in any event within 50 days thereafter (subject to limited postponements or adjournments) (the “
Required Shareholder Vote
”). The Company’s board of directors is required to unanimously recommend approval of the Company Shareholder Approval Matters and include such recommendation in the proxy statement, and such recommendation may not be withdrawn or modified.

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The Company is also required to file (i) an initial Form 8-K announcing entry into the agreement, (ii) a Form 8-K reporting closing of the transaction, and (iii) a subsequent Form 8-K containing required financial statements. The Avid Gold stockholders agree to assist, at their expense, in the preparation of required post-closing financial statements and related SEC filings. The agreement further provides for repayment of certain outstanding promissory notes of Avid Gold totaling principal of $122,500 (not including the Assumed Note, but including $22,500 owed to the Company’s Chief Executive Officer and $100,000 owed to the Company’s Chief Financial Officer) upon the Company’s raising of at least $1,000,000 following the Closing.

The Avid Gold Shareholders are required to indemnify the Company and its affiliates for losses arising from breaches of the agreement, inaccuracies in representations, pre-closing liabilities, and related matters, subject to a $100,000 indemnification threshold, after which indemnification applies to all losses. Conversely, the Company provides reciprocal indemnification to the Avid Gold Shareholders for breaches by the Company and post-closing matters, also subject to a threshold, with customary exclusions for affiliates of the Avid Gold parties following Closing.

Conditions to closing also include the Company and the Avid Gold Shareholders (and certain of the Company’s officers and affiliates) entering into a Registration Rights Agreement with respect to the shares of Company common stock issuable upon conversion of the Series A Exchange Shares (collectively, the “
Registrable Securities
”), as discussed in greater detail below (the “
Registration Rights Agreement
”); William Hayde (“
Hayde
”), the Company’s Chief Executive Officer and director, Keith Merrell (“
Merrell
”), the Company’s Chief Financial Officer and director,
and Hanover International, Inc.

(“
Hanover
”), entering into a Voting Agreement in favor of certain of the Avid Gold Shareholders, as discussed in greater detail below (the “
Voting Agreement
”); and the Company is entering into consulting agreements with the Hayde to serve as Chairman and Merrell to serve as Chief Financial Officer.

Another condition to closing is that the Company shall have issued 1,000,000 shares of Series X Voting Preferred Stock (discussed below), with the power to vote 100 shares of Company common stock per share of Series X Voting Preferred Stock to Emma Priestley or another individual designated by Avid Gold as the President of the Company following the Closing, in consideration for her agreeing to serve as President of the Company for a term of no less than twelve (12) months, and subject to such recipient making customary representations and warranties to the Company for the Company to confirm that an exemption from registration exists for such issuance.

It is expected that Jeffrey Robins will resign as a Company director upon the Closing and that William Hayde and Keith Morrell will remain Company directors and two new persons will be appointed as directors of the Company as designated by the Avid Gold Shareholders, as well as new officers including Ms. Priestley as President, as discussed above.

Management’s intent in entering into the Exchange Agreement was to develop new business opportunities in connection with gold exploration and development while maintaining the Company’s existing operations. Management of the Company believes that by bringing Avid Gold under the Company’s umbrella, the Company will be able to diversify its operations and build a portfolio of core assets that can be strategically leveraged in various ways to accelerate the Company’s overall growth. With the Exchange Agreement, there will come an expanded vision for the Company.

Upon the anticipated closing of the Property Purchase Agreement, as discussed in greater detail below, the Company intends to raise new capital and, through Avid Gold’s wholly-owned subsidiary, Maritimes Gold Corp., will aim to potentially increase the mineral resource estimate of in-ground gold at the Properties (defined below) by initially focusing its gold exploration efforts on the Properties that have previously been in receipt of National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“
NI 43-101
”) technical reports published by an independent Qualified Person (as defined in NI 43-101). Such NI 43-101 technical reports have previously produced an aggregate mineral resource estimate of 45,391 ounces of Indicated gold and 576,942 ounces of Inferred gold, for a total 622,332 ounces of Indicated and Inferred gold (as defined in NI 43-101). In conjunction with updating NI 43-101 technical reports, the Company will update a previously published preliminary economic assessment (“
PEA
”) for one of the Properties and consider conducting PEAs for other Properties in the near-term.

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The Exchange Agreement includes representations and warranties, and covenants of the parties (including, but not limited to confidentiality and non-solicitation obligations) customary for a transaction of this nature and size.

Until Closing, in the event the Exchange Agreement is terminated prior to Closing and/or in the event the Exchange does not close, each party is responsible for the payment of any and all of its own expenses, except that upon the earlier of (a) the Closing date; and (b) the date the Exchange Agreement is terminated, the Company is required to reimburse 50% of the legal fees of Avid Gold in connection with the preparation and negotiation of the Exchange Agreement and the transactions contemplated therein.

The Exchange Agreement contains representations and warranties that the Company, Avid Gold and the Avid Gold Shareholders, have made to one another as of specific dates. The representations and warranties contained in the Exchange Agreement are qualified and subject to important limitations that were negotiated and agreed to by the parties to the Exchange Agreement. Such representations and warranties were made solely for the benefit of another party or parties to the Exchange Agreement and may have been negotiated with the principal purpose of allocating risk between the parties to the Exchange Agreement, rather than as statements of fact. In addition, the representations and warranties contained in the Exchange Agreement are qualified by information exchanged by the parties to the Exchange Agreement in confidential disclosure schedules. Accordingly, the foregoing description of the material provisions of the Exchange Agreement or the representations and warranties contained in the Exchange Agreement should not be relied on as statements of fact regarding the parties to the Exchange Agreement. The Exchange Agreement should not be read alone, but should instead be read in conjunction with other information regarding the Company or Avid Gold that is or will be contained in, or incorporated by reference into, the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents that the Company files or furnishes with the SEC.

Registration Rights Agreement

A required condition to the closing of the Exchange Agreement is that the Company enter into the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Company will agree to file a registration statement to register the resale of the Registrable Securities on or before the 30 th
calendar day after the Required Shareholder Vote, and to use its best efforts to cause such registration statement to be declared effective as promptly as possible thereafter, including using commercially reasonable efforts to cause such registration statement to be declared effective within 60 days from the filing date (or 90 days if the SEC reviews the registration statement). The Company will agree to pay all of the expenses of registration associated with each registration statement filed pursuant to the Registration Rights Agreement. Once effective, the Company will agree to keep the registration statement effective until the earlier of (a) the date that all Registrable Securities covered by such registration statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, and (b) three years after the date the initial registration statement is declared effective by the SEC. The Registration Rights Agreement will also include piggyback registration rights which apply for 18 months from the date of the Registration Rights Agreement, which allow the holders of the registration rights to participate in any public offerings of the Company undertaken during that period and/or have their Registrable Securities included in any such future filed registration statement, subject to the terms of the Registration Rights Agreement.

The Registration Rights Agreement includes customary representations, indemnification obligations of each party, and other provisions.

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Voting Agreement

Another condition to the closing of the Exchange is that certain affiliated stockholders of the Company are required to enter into a Voting Agreement pursuant to which they will agree, among other things, to vote all shares beneficially owned or controlled by them in favor of specified matters related to the transactions contemplated by the Exchange Agreement. Such matters include the election of certain directors designated by the Avid Gold Shareholders (the “
Specified Avid Gold Shareholders
”), increasing the Company’s authorized common stock to 500,000,000 shares, effecting a reverse stock split of the outstanding common stock in a ratio of 1-for-27, redomiciling the Company to the State of Nevada, changing the Company’s name, approving the issuance of shares issuable upon conversion of preferred stock issued in connection with the Exchange Agreement and related transactions, and taking any other actions reasonably necessary or desirable to consummate the transactions contemplated thereby.

The Voting Agreement will also provide that the stockholders party thereto will not support or propose actions that would impede or adversely affect the contemplated transactions, will not exercise appraisal or dissenters’ rights with respect to the transactions, and will not transfer or otherwise encumber the subject shares or enter into inconsistent voting arrangements without the prior written consent of the Specified Avid Gold Shareholders. In addition, the stockholders will grant an irrevocable proxy to a representative of the Specified Avid Gold Shareholders to vote the subject shares in accordance with the Voting Agreement in the event of a failure to do so by such stockholders. The Voting Agreement will terminate upon the earliest of ten years following execution, the date the Specified Avid Gold Shareholders no longer hold Company securities, the date the applicable stockholders no longer hold any covered shares, or such earlier date as designated by the Specified Avid Gold stockholders.

Series X Super Voting Preferred Stock

On January 25, 2024, the Board of Directors of the Company unanimously adopted resolutions by written consent in lieu of a meeting authorizing the designation and filing of a Certificate of Designation establishing the Series X Super Voting Preferred Stock of the Company (the “
Series X Preferred Stock
”). The Certificate of Designation was filed with the Utah Division of Corporations on April 15, 2024, and corrected on April 17, 2024 (the “
Series X Designation
”). The terms and provisions of the Series X Preferred Stock as set forth in the Series X Designation are set forth below:

•	Designated Shares : A total of 1,000,000 shares were designated as Series X Super Voting Preferred Stock, par value $0.001 per share, out of 10,000,000 shares of authorized preferred stock.
•	Dividends : The holders of Series X Preferred Stock are not entitled to receive dividends or to participate in dividends paid on common stock.
•	Liquidation Preference : None.
•
Voting Rights
:
Each share of Series X Preferred Stock votes 100 votes per share, voting together with the common stock (and any other generally-voting class) as a single class on all matters, except as otherwise required by law.

•	Conversion Rights : Holders have no right to convert Series X Preferred Stock into common stock. The shares are exempt from any reduction in the event of a future reverse stock split.
•	Redemption : Not redeemable.

Series A Preferred Stock

On February 28, 2024, the Board of Directors of the Company adopted resolutions by unanimous written consent, authorizing the designation of a new series of preferred stock designated as “
Series A Preferred Stock
”. The Certificate of Designation relating thereto was filed with the Utah Division of Corporations on April 26, 2024) (the “
Original Series A Designation
”). The Exchange Agreement requires the Company to file an Amended and Restated Certificate of Designation relating to the Series A Preferred Stock, which was filed with the Utah Division of Corporations on June 29, 2026. The material terms of the Series A Preferred Stock are as follows:

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•	Designated Shares . Of the Company’s 10,000,000 authorized shares of preferred stock, par value $0.001 per share, 9,000,000 shares are designated as Series A Preferred Stock.
•	Dividends . Holders of Series A Preferred Stock are not entitled to receive dividends, nor to participate in any dividends paid on the Company's common stock.
•	Liquidation Preference . Holders of Series A Preferred Stock are not entitled to any liquidation preference.
•
Voting Rights
.
Each share of Series A Preferred Stock carries 20 votes per share, limited by the Maximum Percentage (defined below). The Series A Preferred Stock votes together with the common stock (and any other voting class or series) as a single class on all matters, except as otherwise required by law. The voting rights are not adjusted for any reverse stock splits of the Company’s common stock.

•
Conversion Rights
.
Each share of Series A Preferred Stock is convertible into, or exchangeable for, 20 shares of common stock. The conversion ratio is not subject to adjustment for any future reverse stock split. In accordance with the Amended and Restated Certificate of Designation, each holder is prohibited from converting Series A Preferred Stock into common stock to the extent that such conversion would result in the holder owning more than 4.999% of the Company’s then outstanding common stock (the “
Maximum Percentage
”), which Maximum Percentage may be increased to up to 9.999% upon 61 days written notice from any holder thereof.

•	Redemption . The Series A Preferred Stock is not redeemable.

Except for the Maximum Percentage limitations, the Series A Preferred Stock as amended are identical to the Series A Preferred Stock rights as set forth in the Original Series A Designation.

Mineral Property Purchase Agreement

  On June 26, 2026, the Company, Avid Gold, Maritimes Gold Corp. (“
MGC
”), Maritimes Gold JV Corp. (the “
MGC Subsidiary
”), MegumaGold Corp. (the “
Vendor
”), 1156219 B.C. Limited (“
1156
”) and Crosby Gold Ltd. (“
Crosby Gold
”, and together with 1156 the “
Vendor Subsidiaries
”), entered into a Mineral Property Purchase Agreement (the “
Property Purchase Agreement
”). Pursuant to the Property Purchase Agreement, the Company agreed to acquire six gold mineral properties located in Provinces of Nova Scotia, New Brunswick, and Newfoundland and Labrador (collectively, the “
Properties
”), from the Vendor and the Vendor Subsidiaries in consideration for an aggregate of 500,000 shares of Series A Preferred Stock of the Company, issuable to the Vendor (the “
Series A Property Shares
”) and the assumption of certain liabilities associated with the Properties (the “
Purchase
”). The Properties consist of mineral claims registered with the relevant provincial authorities in Canada. Three of the Properties have previously been in receipt of NI 43-101 technical reports, producing an aggregate mineral resource estimate of 45,391 ounces of Indicated gold and 576,942 ounces of Inferred gold, for a total 622,332 ounces of Indicated and Inferred gold (as defined in NI 43-101). In addition, one of the Properties has previously been in receipt of a favorable preliminary economic assessment (“
PEA
”).

                The Property Purchase Agreement contains customary representations and warranties of the parties, pre-closing covenants of the parties, indemnification rights and confidentiality obligations, customary for transactions of the size and type as the acquisition contemplated by the Property Purchase Agreement, and conditions to closing which include the closing of the Exchange. The Purchase is required to occur prior to the one year anniversary of the Property Purchase Agreement, and is subject to shareholder approval of the Vendor, which shareholder approval may not be received on a timely basis, if at all. The Property Purchase Agreement can be terminated prior to closing with the mutual consent of the parties, or by the Company upon termination of the Exchange Agreement. The Property Purchase Agreement also contains other customary termination rights for the parties, including the right of any party to terminate the Agreement if the transactions contemplated thereby have not been consummated by one year from the date of the Property Purchase Agreement, subject to certain limitations where the terminating party's breach caused the failure to close. The Agreement may also be terminated by the Company or the Vendor, as applicable, in the event of an uncured material breach by the other party of its representations, warranties, covenants or agreements that would result in the failure of a closing condition, as well as by any party if a final, non-appealable order or injunction permanently restraining or prohibiting the consummation of the transactions contemplated by the Property Purchase Agreement is entered. Upon termination, the Property Purchase Agreement will become void and have no further force or effect, except that a party whose fraud, bad faith, gross negligence or willful breach resulted in such termination may remain liable for damages incurred by the non-breaching party arising from such conduct.

6

Pursuant to the terms of the Property Purchase Agreement, the parties established a contingent value protection mechanism with respect to the Series A Property Shares and any shares of common stock issued upon conversion thereof. If, on the third anniversary of the closing date of the transactions contemplated by the Property Purchase Agreement, the Vendor has received aggregate gross cash proceeds of less than USD $3.0 million from qualifying arm’s-length sales of such securities, the Company will be required to issue additional shares of common stock having an aggregate value equal to the difference between USD $3.0 million and the aggregate gross cash proceeds received by the Vendor from such qualifying sales.

The number of any additional shares issuable will be determined by dividing the shortfall amount by the volume weighted average price of the Company’s common stock for the ten trading days immediately preceding the applicable measurement date (the “
True-Up Shares
”). The Company’s obligation to issue additional shares is subject to a cap equal to 10% of its outstanding common stock as of the measurement date and may be further limited by applicable stock exchange rules requiring shareholder approval for additional issuances.

Only bona fide arm’s-length sales to unaffiliated third parties for cash consideration will be counted in determining proceeds received by the Vendor, and certain transfers, including transfers to affiliates, gifts, estate planning transfers, hedging transactions and other transfers of economic interests, will not qualify for purposes of the calculation. The Vendor is required to provide periodic reporting regarding sales and transfers of the securities and maintain records sufficient to permit verification of compliance with the arrangement.

The Vendor is entitled to only a single adjustment determination as of the measurement date, and the rights under the Property Purchase Agreement are personal to the Vendor and are not transferable. In addition, following the Vendor’s disposition of all applicable securities, the Company may elect to satisfy any payment obligation in either cash or shares of common stock.

* * * * *

The foregoing description of the Exchange Agreement, Series A Preferred Stock, Series X Preferred Stock and Property Purchase Agreement, is only a summary and is not complete, and is qualified in its entirety by reference to the Exchange Agreement, Series A Designation, Series X Designation and Property Purchase Agreement, copies of which are attached hereto as
Exhibits 2.1
,
3.1
,
3.2
, and
10.1
,
respectively, to this Current Report on Form 8-K and incorporated into this
Item 1.01
 in their entirety by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The
information
and disclosures in
Item 1.01
above are incorporated by reference into this
Item 3.02
in their entirety.

Prior to Closing, the Company intends to issue 225,000 shares of Series A Preferred Stock to each of Hayde and Merrell, and 50,000 shares of Series A Preferred Stock to Hock, or to their affiliates, in consideration for services rendered (the “
Management Series A Shares
”).

We claim an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act, for the offer of the Series A Exchange Shares, since the Exchange Agreement, and related transactions did not involve a public offering, and the Management Series A Shares, as the recipients are “
accredited investors
”, and have acquired/will be acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities are subject to transfer restrictions, and the securities contain/will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities are not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

We claim an exemption from registration pursuant for the offer of the Series A Property Shares and the True-Up Shares in reliance upon the exemption from registration provided by Regulation S under the Securities Act, as the securities were offered and will be sold in offshore transactions to non-U.S. persons (as defined in Regulation S) and in compliance with the requirements of Regulation S. The Company did not engage in any directed selling efforts (as defined in Regulation S) in the United States in connection with such issuance, and appropriate legends will be placed on the securities restricting transfer in accordance with applicable securities laws.

7

If issued and converted in full, the maximum number of shares of common stock issuable upon conversion of the Series A Exchange Shares, Series A Property Shares and Management Series A Shares is 90,000,000, 10,000,000, and 10,000,000, respectively, without taking into account any True-Up Shares which may become due.

Item 3.03 Material Modification to the Rights of Security Holders.

The information set forth in Item 1.01 above under the headings “
Series X Super Voting Preferred Stock
” and “
Series A Preferred Stock
”, is incorporated by reference into this
Item 3.03
 in its entirety by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 above under the headings “
Series X Super Voting Preferred Stock
” and “
Series A Preferred Stock
”, is incorporated by reference into this
Item 5.03
 in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
2.1*+	Share Exchange Agreement dated June 29, 2026, by and among Nu-Med Plus, Inc.; Avid Gold Ltd; and the Shareholders of Avid Gold Ltd.
3.1*
Certificate of Designation of Series X Super Voting Preferred Stock, Setting Forth the Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of such Series of Preferred Stock of Nu-Med Plus, Inc., as filed with the State of Utah, Division of Corporations and Commercial Code on April 17, 2024 (as corrected)

3.2*
Amended and Restated Certificate of Designation of Series X Super Voting Preferred Stock, Setting Forth the Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of such Series of Preferred Stock of Nu-Med Plus, Inc., as filed with the State of Utah, Division of Corporations and Commercial Code on June 29, 2026

3.3*
Certificate of Designation of Series A Preferred Stock, Setting Forth the Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of such Series of Preferred Stock of Nu-Med Plus, Inc., as filed with the State of Utah, Division of Corporations and Commercial Code on April 26, 2024

10.1*£
Mineral Property Purchase Agreement dated June 26, 2026, by and between Nu-Med Plus, Inc., Avid Gold Ltd, Maritimes Gold Corp., Maritimes Gold JV Corp., MegumaGold Corp., 1156219 B.C. Limited and Crosby Gold Ltd.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

* Filed herewith.
** Furnished herewith.
+ Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Nu-Med Plus, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.
 £ Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions are both (i) not material and (ii) the type of information that Nu-Med Plus, Inc. treats as private or confidential.

8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NU-MED PLUS, INC.

Date: June 30, 2026	By:	/s/ William Hayde
William Hayde
Chief Executive Officer

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